Form N-SAR for the First Investors Massachusetts Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Massachusetts Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,135,738 shares voting for the adoption of the proposal and 68,724 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Michigan Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Michigan Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,424,159 shares voting for the adoption of the proposal and 22,171 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Minnesota Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Minnesota Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 704,865 shares voting for the adoption of the proposal and 4,549 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Ohio Insured Tax Free Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Ohio Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,153,204 shares voting for the adoption of the proposal and 4,675 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors California Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors California Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,202,423 shares voting for the adoption of the proposal and 14,698 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors New Jersey Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors New Jersey Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 2,795,726 shares voting for the adoption of the proposal and 46,434 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Pennsylvania Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Pennsylvania Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,850,573 shares voting for the adoption of the proposal and 10,043 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Virginia Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Virginia Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,570,982 shares voting for the adoption of the proposal and 975 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Arizona Insured Tax Free Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Arizona Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 653,529 shares voting for the adoption of the proposal and 23,012 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Connecticut Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Connecticut Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,678,967 shares voting for the adoption of the proposal and 14,175 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Florida Insured Tax Free Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Florida Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,261,019 shares voting for the adoption of the proposal and 74,016 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Maryland Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Maryland Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 939,884 shares voting for the adoption of the proposal and 21,366 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Colorado Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Colorado Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 426,824 shares voting for the adoption of the proposal and 3,782 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Georgia Insured Tax Free Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Georgia Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 472,591 shares voting for the adoption of the proposal and 1,873 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Missouri Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Missouri Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 459,317 shares voting for the adoption of the proposal and 15,779 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors North Carolina Insured Tax Free Fund
12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors North Carolina Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,002,669 shares voting for the adoption of the proposal and 5,616 shares voting against the adoption of the proposal.

Form N-SAR for the First Investors Oregon Insured Tax Free Fund 12/31/05

Sub-Item 77C:

A special meeting of the shareholders of the First Investors Oregon Insured Tax Free Fund ("Fund") was held on October 28, 2005.

	The first proposal was to elect eight (8) Trustees. The following Trustees were elected: Charles R. Barton III, Stefan L. Geiringer,
Robert M. Grohol, Kathryn S. Head, Arthur M. Scutro, Jr., James M. Srygley, John T. Sullivan and Robert F. Wentworth.

	The second proposal was to approve the reorganization of the Fund into a series of a newly-established Delaware statutory trust. This proposal was approved with 1,280,468 shares voting for the adoption of the proposal and 21,214 shares voting against the adoption of the proposal.